EXHIBIT 99.1

AMERICAN MORTGAGE CONSULTANTS, INC. (“AMC”) SUMMARY

Item 4:	Description of the due diligence performed

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on agency eligible residential mortgages originated by J.P. Morgan Chase Bank or its correspondent lenders. The review was conducted on behalf of J.P. Morgan Chase Bank. (“Client”) from June 2015 to September 2015 via files imaged and provided by J.P. Morgan Chase Bank for review (the “Review”).

The loans in the Review carried origination dates between April and July of 2015.

(2) Sample size of the assets reviewed.

The Review was conducted on an AMC randomly sampled loan population totaling 1,169 loans with an aggregate original principal balance of approximately $315 million. Subsequent to the Review, J.P. Morgan Chase Bank reduced the population to be submitted for securitization for various reasons, including, but not limited to client business decision, loans that have been paid in full, issues found in the valuation process, and credit/compliance exceptions.

After these reductions, only 1,151 loans from the original population were included in the final securitization population. These loans aggregate a total balance of approximately $311 million and represents approximately 15% of the ending securitization loan population of approximately 7,450 loans.

(3) Determination of the sample size and computation.

The Review sampling was conducted in a manner consistent with the criteria for the NRSRO(s) as identified above in

Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. As detailed below, AMC found variances between submitted tape and review data on 121 loans.

•	Occupancy

•	Purpose

•	Documentation Type

•	Lien Position

•	Credit Score

•	DTI

•	Property Type

•	Appraised Value

•	Sale Price

•	LTV

•	CLTV

•	Note Date

•	Loan Amount

•	First Payment Date

•	Original Rate

•	Original P&I

•	Interest Only Flag

•	Margin

•	Prepay Months

•	Next Due Date

•	Property Units

•	Maturity Date

•	Mod Flag

•	Mod Date

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•	Amortization Term

•	IO Term

•	PP Terms

•	PP Months

•	Self-employment flag

•	First Time Home Buyer

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

i)	AMC reviewed the origination of the assets to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below in section 7(IV), that were provided to AMC and as directed by Client. When applicable, a review of the loan files to the Automated Underwriting System output within the file was also performed.

(6) Value of collateral securing the assets: review and methodology.

Third-party valuation products were ordered on 1,151 loans. The products were ordered by the client and provided directly to AMC. AMC gathered the values from these products for use in determining if there was a variance to the origination appraisal that was in excess of 10% (positive or negative).

Credit Application

For the Credit Application, AMC verified:

•	The application was signed by all listed borrowers;

•	The application was substantially filled out; and

•	All known borrower-owned properties are disclosed on the Real Estate Owned section 2.

•	Borrowers Employment history

Credit Report

AMC verified:

•	A credit report that meets guideline requirements was present for each borrower;

•	Captured the monthly consumer debt payments for use in the calculation;

•	Noted and researched the Real Estate Owned and fraud alerts;

•	Gathered liabilities listed on the report to be included in the debt to income ratio as appropriate;

•	Verified that the borrower’s credit profile adheres to guidelines;

•	Gathered data required for ASF tape submission including:

•	Most recent FICO (scores from Equifax, Experian, and Transunion if available)

•	Most recent FICO date

•	Longest Trade Line

•	Maximum Trade Line

•	Number of trade lines

•	Credit Usage Ratio

Employment and Income

AMC determined whether all applicable supporting documentation as required by the guidelines and if applicable,

Appendix Q or ATR, was in the file and noted indications of potentially fraudulent documents. The documentation was also used to verify whether the income used to qualify the loan was calculated in accordance with guidelines. Documentation verifying employment and income may have included:

•	Verbal or Written VOE’s

•	Pay stubs

•	W-2 forms

•	Tax returns

•	Financial statements

•	Award letters

•	IRS Tax Transcripts (compared to Tax Returns submitted by Borrower(s)

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Asset Review

AMC assessed whether the asset documentation required by the guidelines and, as applicable, Appendix Q or ATR, was present in the file. In addition a review of the reserve calculation was performed and a review of any large deposits was undertaken. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included:

•	VOD’s

•	Depository account statements

•	Stock or security account statements

•	Gift funds

•	Escrow or earnest money deposits

•	Settlement statement or other evidence of conveyance and transfer of funds if a sale of assets was involved

Hazard/Flood insurance/Taxes

A review of the insurance present on the loan was also performed by AMC:

•	Verified that the hazard insurance met the minimum required amount of coverage in the guidelines;

•	For condominium properties, confirmed that the blanket policy met the minimum amount of coverage;

•	Confirmed that the flood cert was for the correct borrower, property, lender and loan number and was a “Life of Loan” certification;

•	For properties in a flood zone per the flood cert, confirmed that flood insurance met guideline requirements in the file and met the minimum required amount of coverage;

•	Confirmed that the mortgagee clause listed the lender’s name and “its successors and assigns”;

•	Confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations; and

•	Reviewed Tax Certificate to verify and compare monthly escrows used to calculate DTI matches and that taxes were current.

DU/LP Review Components

If applicable, the most current DU/LP form provided in the loan file was reviewed as follows:

•	Confirmed and captured recommendation;

•	Verified that red flags listed on the DU/LP were addressed by the underwriter;

•	All listed credit conditions were cleared by the underwriter; and

•	The final DU/LP in the file contained data that matched the data gathered from documents in the file.

Occupancy Review

AMC confirmed the property occupancy is consistent with the loan approval and borrowers’ disclosure on the loan application based solely on information contained in the loan file and any fraud report obtained in connection with the loan.

Guideline Review

AMC confirmed:

•	The loan was originated in accordance with the required guidelines.

•	The DTI of the borrower(s) satisfied the guideline requirements;

•	The LTV/TLTV/HTLTV satisfied the guideline requirements;

•	The credit score for each borrower satisfied the guideline requirements;

•	The asset reserves of the borrower(s) satisfied the guideline requirements;

•	The property type and use is eligible according to the guidelines, and if the property type is a condominium or cooperative, assessed whether the condominium or cooperative project adheres to required guidelines;

•	All borrowers are eligible based on the guidelines and information in the loan file; and

•	The transaction is eligible based on the guidelines.

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Fraud Review

To the extent potentially fraudulent activity was identified as part of the Document Review described below, such information was reported to Client. In addition, AMC reviewed the results of any independent, third party fraud report in each file, to the extent present in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan. If the loan did not contain a fraud report and the counterparty did not produce one, AMC conditioned the loan for the missing product.

Fraud report was:

•	Reviewed for any name variations for the borrowers and confirm that the variations have been addressed in the loan file;

•	Reviewed for any social security number variations for the borrowers and confirmed that the variations have been addressed in the loan file;

•	Reviewed for any potential occupancy issues based on the borrowers’ address history and confirmed that any issues have been addressed in the loan file;

•	Reviewed for any employment issues and confirmed that any issues have been addressed in the loan file;

•	Reviewed for any additional consumers associated with the borrowers’ profiles and confirmed the materiality and material issues have been addressed in the loan file; and

•	Reviewed to verify that all red flag issues.

Additional Review of Loan File

AMC:

•	Reviewed closing documents to ensure that the loan file information is complete, accurate, and consistent with other documents;

•	Reviewed the documents in the loan file for conformity to Fannie Mae or Freddie Mac approved formats at the time of origination. If standard GSE forms were not used for the loan, confirm existence of;

I.	Due on Sale Clause;

II.	Mortgagors requirement to maintain adequate insurance at Mortgagor’s own expense; and

III.	Holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law.

•	Reviewed for evidence of primary mortgage insurance;

•	Reviewed FEMA data base to determine if any mortgaged property is located within a disaster zone that was declared after the date of the final appraisal; and

•	Reviewed for evidence of any loan modification entered into subsequent to the date of origination.

Title Review

AMC:

i)	verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower and review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens, and

ii)	reviewed the chain of title and duration of ownership by Seller or Borrower (whichever is applicable) satisfied the guidelines.

Appraisal Review

AMC reviewed each appraisal, as provided, to determine the following:

•	Verify the appraisal report is on the appropriate GSE form;

•	If more than one valuation is provided, there was consistency among them and if there are discrepancies that cannot be resolved, created an exception;

•	The property value is supported within 10% by a second value product that was not part of the origination decision and was directly accessible to AMC. If initial product delivered to AMC does not support the value, additional products following client specific waterfall may have been ordered;

•	Verify that the appraisal was done “as-is,” not “subject to”;;

•	Confirm that appraiser was actively licensed to perform the valuation;;

•	The appraisal was dated within the guideline restrictions, the address matches the note and the appraisal form is complete;

•	The appraisal meets all guidelines including the property type; and

•	If the values in the file and the independent value were not within 10% of each other that the client was notified and another product was ordered;

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

b)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and (ii) compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD; and

iii)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd- Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

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For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(V) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VI) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time. In connection therewith (i) AMC applied applicable state standards to the applicable points and fees and APR charged to the loan at closing, (ii) the fees used to test include all fees associated with financed charges to the borrower on the HUD-1 and (iii) the APR used to test state high cost lending);

(VII) Ineligible Balloon features – determine and report if the note or addendum to the note contained a balloon feature with a stated maturity of less than seven years from the date of origination.

(VIII) Ineligible Prepayment Penalty features – determine and report if any prepayment penalty described within the note or addendum to the note:,

a)	Was originated without borrower choice and economic benefit

b)	Was not legally disclosed,

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c)	Has a duration term that exceeds three full years from the date of origination; or

d)	Is not waived upon acceleration of the loan upon default.

(IX) Ineligible Single Premium Credit Insurance – determine and report if Single Premium Credit Insurance was paid by the borrower, determined by information contained within the Note, addendum or other loan documentation.

(X) Federal and state specific late charge and prepayment penalty provisions.

(XI) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of loans in the Review population were conduit production and have only been closed for days or weeks at the time AMC reviewed the loans and thus have not yet been recorded. AMC verified that documents in the file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section 7, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XII) FIRREA Review

AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XIII) Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

•	Initial application (1003);

•	Underwriting summary / loan approval (1008);

•	Credit report;

•	Income and employment documentation;

•	4506T

•	Asset documentation;

•	Sales contract;

•	Hazard and/or flood insurance policies;

•	Copy of note for any junior liens

•	Appraisal;

•	Title/Preliminary Title

•	Final 1003

•	Final TIL

•	HUD from sale of previous residence

•	Final HUD-1

•	Mortgage/Deed of Trust

•	Note

•	Mortgage Insurance

•	Tangible Net Benefit Disclosure

•	Subordination Agreement

•	FACTA disclosures

•	Notice of Special Flood Hazards

•	Certain other disclosures related to the enumerated tests set forth in section 7.

Additionally, AMC:

•	Verified all listed borrowers signed all documents requiring signature;

•	Verified that all borrowers signing documents are 18 years or older at time of loan origination.

•	Compared social security numbers across all documents;

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•	Verified that all riders required by the terms of the mortgage and mortgage note are attached to the respective document;

•	Reviewed validations related to DTI and/or LTV to assess conformity with the original data submitted and adherence to the guidelines; and

•	Verified any mortgage note term changes satisfied the guidelines.

Please be advised that AMC did not make a determination as to whether the loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

(8) Other: review and methodology.

Not applicable.

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Item 5.	Summary of findings and conclusions of review

There were 1,151 loans in the final securitization population. After all documents were presented, twenty-one (21) had exceptions. Of these twenty-one (21) loans with exceptions, one loan had two exceptions (credit and compliance) while all other loans solely had a single exception.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 1,151 loans reviewed, 121 had tape discrepancies across five (5) different data fields. AMC found generally that the DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios generally remained within guidelines. Purpose discrepancies were due to differences between Rate/Term and Cash out refinances.

Field	# of Loans	Percentage of Loans
DTI	66	5.73%
FTHB	41	3.56%
Self-employment Flag	13	1.13%
Purpose	10	0.87%
CLTV	1	0.09%

CREDIT REVIEW RESULTS SUMMARY

The five (5) D Credit Review grades were due to guideline adherence. The breakout of the exceptions is as follows: (i) two (2) were for income documentation, one (1) was for DTI, one (1) was related to an error on the note, and the final one (1) was related to an unsigned 1003.

NRSRO Grade	# of Loans	Percentage of Loans
A	1,146	99.57%
B	0	0.00%
C	0	0.00%
D	5	0.43%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY

The three (3) D Valuation Review grades were due to the value of the origination appraisal not being supported within 10%. Of these variances, zero (0) had values that were 10% or more above the origination appraisal and three (3) had values that were 10% or more below the origination appraisal.

NRSRO Grade	# of Loans	Percentage of Loans
A	1,148	99.74%
B	0	0.00%
C	0	0.00%
D	3	0.26%

COMPLIANCE RESULTS SUMMARY

Of the thirteen (13) B Compliance Review Grades, twelve (12) B Compliance Review Grades were due to the fact that they are Temporary HPQM or Temporary Higher Priced Qualified Mortgages and one (1) B grade was for a missing HUD addendum where the borrower acknowledged fees on a separate disclosure. With regard to the Temporary HPQM loans, these loans qualify under the QM standard and were designated as Temporary HPQM on the data tape; however, the compliance B grade is utilized for all loans within this designation. The one (1) D Compliance Review Grade was due to a loan that had a DTI that caused the loan designation to move from a QM to a Non-QM loan.

NRSRO Grade	# of Loans	Percentage of Loans
A	1,137	98.78%
B	13	1.13%
C	0	0.00%
D	1	0.09%

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OTHER REVIEW RESULTS SUMMARY

Exceptions	# of Loans	Percentage of Loans
Loan Designation	13	1.13%
Valuation	3	0.26%
Income Documentation	2	0.17%
DTI	1	0.09%
Note Error	1	0.09%
1003	1	0.09%
HUD	1	0.09%

ADDITIONAL LOAN POPULATION SUMMARY

Occupancy	# of Loans	Percentage of Loans
Primary	996	86.53%
Second Home	79	6.86%
Investment/Non Owner	76	6.60%

Purpose	# of Loans	Percentage of Loans
Purchase	795	69.07%
Rate Term Refi	47	4.08%
Cashout Refi	309	26.85%

Property Type	# of Loans	Percentage of Loans
SFR	638	55.43%
Condo	109	9.47%
PUD	367	31.89%
Co-op	14	1.22%
2 Family	12	1.04%
3 Family	8	0.70%
4 Family	2	0.17%
Townhome	1	0.09%

Lien Position	# of Loans	Percentage of Loans
1st Position	1,151	100.00%
2nd Position	0	0.00%

Loan Term	# of Loans	Percentage of Loans
360	1,148	99.74%
300	3	0.26%

Amortization Type	# of Loans	Percentage of Loans
Fixed	1,151	100.00%

Overall Observations

The files were presented in a consistent and well organized manner. All files contained the vast majority of the documents required for review.

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